UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  September 1, 2005


                        Bio Solutions Manufacturing, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-33229                                           16-1576984
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                    1161 James Street, Hattiesburg, MS 39401
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (601) 582-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



---------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

        Not Applicable


SECTION 2 - FINANCIAL INFORMATION

        Not Applicable


SECTION 3 - SECURITIES AND TRADING MARKETS

        Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

Item 4.02 Non-Relience on Previously Issued Finacial Statements or Related or Audit Report or Completed Interim Review

     The Company was advised by the Securities and Exchange Commission by letter dated September 1, 2005, to which the Company and its independent auditor agreed, to present financial statements in conformity with Regulation S-B for comparable fiscal years ended October 31, 2004 and October 31, 2003. The previously issued financial statements were an audited balance sheet as of October 31, 2004 and related statement of operations and statement of cash flow for the period March 1, 2004 through October 31, 2004. This was presented in comparison to an unaudited balance sheet of the predecessor entity as of September 30, 2003 and a statement of operations and a statement of cash flow for the period for the period from October 1, 2002 through September 30, 2003. Amended financial statements included in the Form 10-KSB/A to be filed on behalf of the issuer by the close of the week ending December 9, 2005 are for comparable fiscal years ending October 31, 2004 and October 31, 2003.

     Forms 10-QSB filed for the quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 should not be relied upon. Forms 10-QSB/A for the quarters ended January 31, 2005, April 30, 2005 and July 31, 2005, which incorporate the adjustments included in the annual financial statements included in Forms 10-KSB/A are being prepared and will be filed shortly.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

        Not applicable


SECTION 6 - [Reserved]

        Not Applicable

SECTION 7 - REGULATION FD

        Not Applicable


SECTION 8 - OTHER EVENTS

        Not Applicable


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

        None




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Bio Solutions Manufacturing, Inc.
                                ---------------------------------
                                        (Registrant)



Date: December   2 , 2005       By:  /s/ David S. Bennett
                                ---------------------------------
                                David S. Bennett
                                Chief Executive Officer